OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q1-07

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      March 31, 2007


[LOGO]

                                                                    May 1, 2007

                            MESSAGE TO SHAREHOLDERS

Dear ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended March 31, 2007.

   The Zweig Total Return Fund's net asset value increased 0.97% in the quarter ended March 31, 2007, including $0.128 in reinvested distributions. During the same period, the Fund's benchmark, a composite index (62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index), returned 1.16%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 95%.

   As previously announced, the Fund's most recent distribution was $0.042, payable April 25, 2007 to shareholders of record April 12, 2007. Since inception, the Fund's distributions total $14.041.

              Sincerely,

              /s/ George R. Aylward
              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on March 31, 2007 was 60%, compared with 59% at year-end 2006. Average duration (a measure of sensitivity to interest rates) was 6.1 years on March 31, 2007, versus 6.3 years at the close of 2006. If we were fully invested, 62.5% of our portfolio would be in bonds and 37.5% in stocks. Consequently, with 60% in bonds, we are approximately at 99% of a full position (60%/62.5%).

   After a difficult December, the bond market continued to perform poorly early in the first quarter of 2007, as yields rose in January. (Price and yield move in opposite directions, so higher yields equate lower prices.) A string of stronger-than-expected economic data in January, including higher-than-expected inflation, worried bond participants that the Federal Reserve (Fed) might keep the federal funds rate at 5.25% for longer than anticipated. Nearing the end of January, the benchmark 10-year Treasury note traded near 4.90%, after ending 2006 at 4.70%. February brought some relief for bond investors, as a combination of weak payroll numbers (unemployment) and concerns over the subprime lending segment led to a "flight to quality."

   The rally in bonds accelerated, as it became apparent that some of the subprime lenders were indeed in trouble and their loan portfolios were eventually going to drive them into bankruptcy. In early March, the 10-year Treasury note had rallied all the way down to 4.50%, and once again, the talk on the street was not just if the Fed would ease, but how soon.

   This optimism was relatively short-lived, as the old specter of higher oil prices, together with concerns over a potential U.S. confrontation with Iran, pushed yields across the curve higher. Commodities, such as copper and other base metals, also turned higher, increasing the odds that the Fed would remain vigilant on inflation, putting further pressure on bonds. By the end of the first quarter, the 10-year Treasury note stood at 4.64%, virtually unchanged from the first of the year.

   Our bond model turned more positive during the first quarter. Because we were already carrying a higher-than-average position in bonds, we did not change our exposure materially during the quarter. We had a modestly positive performance in bonds, reflecting a slight decline in yield thus far for the year. We remain believers in a mid-cycle slowdown, and feel confident that the positive reading from the bond model justifies a slightly higher-than-neutral position in bonds. As always, we remain flexible, and should conditions change, will stick to the dictates of our research.

   Our exposure to U.S. common stocks was 37% on March 31, 2007, unchanged from the level at the end of last year. At this point, we are at about 99% of a full position in equities (37%/37.5%).

   With a roller-coaster market climbing and falling at a dizzying pace, the first quarter of 2007 was not one for the faint-hearted. In late February, the Dow Jones Industrial Average/SM/ (the Dow) plummeted 3.3%, or 415.3 points -- the biggest one-day drop since March 2003. The sharp decline represented a one-day panic, based on fears of the possible consequences of the bursting of the subprime mortgage loan bubble. By fits and starts, the Dow clawed its way back to close the quarter down only 0.9%, or 108.80 points, at 12,354.35. This marked the first quarterly decline for the Dow since 2005.

   The other major markets showed little change for the quarter, with the NASDAQ Composite Index ending up 0.3%, or 6.3 points, at 2,421.64, and the S&P 500 Index gaining 0.2% (not including reinvested dividends) or 2.56 points, to close at 1,431.

   As usual, the market's spotlight was focused squarely on the Fed, with investors eagerly awaiting its rate decision and comments on the outlook. Conforming to expectations, the Fed left its short-term interest rate at 5.25%, unchanged for six meetings in a row after boosting it 17 consecutive times since 2004. However, for the first time since it began to raise rates nearly three years ago, the Fed omitted a reference to "additional firming" or higher rates. In a statement, the Fed said the economy seems likely to expand at a moderate pace over coming quarters, despite recent mixed indicators and the ongoing adjustments in the housing sector.

   The Fed noted that while recent readings on core inflation have been elevated, inflationary pressures seem likely to moderate over time. However, it expressed concern about the risk that these pressures may fail to moderate, adding, "Future policy adjustments will depend on the evolution of the outlook for both inflation and economic growth." Responding to the Fed's comments, the markets initially surged ahead. Following these comments, however, the Fed became slightly more hawkish, warning about the need to protect against inflation. In our view, there might be enough of a slowdown in the fall to stimulate a cut in the short-term interest rate.

   Wall Street is keeping a wary eye on the weakening of the housing market, where subprime mortgage loans made during the peak of the boom are leading to a record number of homes being foreclosed. The Mortgage Brokers Association reported that about 0.54% of all home loans entered foreclosure in the fourth quarter, the highest ever in the 37-year history of the survey. Confirming the softness in the housing market, the Commerce Department reported that new building permits dropped 2.5% in February, the twelfth decline in the last 13 months.

   It is obvious that there is weakness in the housing market and that spells potential trouble for homebuilding stocks and some vendors. It might also knock a point or two off the gross domestic product (GDP). If it leads to an interest rate cut by the Fed, that would actually help the stock market. Consequently, while the housing situation is not good for homebuilders, we see it as somewhat positive for the stock market as a whole.

   Including subprime mortgages, total debt in the U.S. has soared to $44 trillion or 331% of GDP, about twice the level of 30 years ago, according to Ned Davis Research. It has not been nearly as high since the depression, when it rose above 250%. We don't consider the mountain of debt a particular concern. It has been high for years relative to the GDP. The economy just rolls along with more debt than it had in the past. A lot of the debt comes from credit cards, which did not exist years ago. That debt just reverts to a slower method of payment. The debt that bothers us results from people refinancing their homes and spending the money recklessly, a sure sign of trouble ahead.

   Reflecting the slumping housing market and other signs of a cooling economy, the Commerce Department reduced its previous forecast for GDP growth in the fourth quarter from 3.5% to 2.2%. Although slightly above the 2% figure for the third quarter, it was the third consecutive quarter of lethargic growth. Commenting on these figures, Fed chairman Ben S. Bernanke said it bolstered the Fed's view that the economy was on a path to mildly slower growth as well as a slight decline in inflationary pressures. The Fed forecast that the economy will expand by 2.5% to 3% this year against 3% last year. It expects employment to remain below 5%. These figures seem reasonable to us.

   A further indication of a lagging economy was an early April report from the Institute of Supply Management that its index of manufacturing activity dipped to 50.9 in March from 52.3 in February. While a number above 50 represents expansion, there was little in the report pointing to a significant recovery in the near future.

   There was also little to cheer about in the Commerce Department's report that demand for durable goods gained 2.5% in February. This is weaker than the 3.5% forecast and followed a whopping 9.3% drop in January, which sparked the huge late-February market drop.

   Two reports from the Conference Board, an industry research group, also were not particularly encouraging. The agency reported that its consumer confidence index slipped to 107.2 in March, from the revised 111.2 in February. The March reading was the lowest since November 2006, when it fell to 105.3. Earlier, the board reported that its composite index of leading indicators, which projects economic changes in the next six to nine months, declined 0.5% in February from a revised 0.3% dip in January. The February drop was the greatest since February 2006.

   On a more optimistic note, the Commerce Department reported that personal income and consumer spending each gained 0.6% in February. Despite a decline in new housing, non-residential state and local projects increased construction spending that month by 0.3% -- and in early April, the Labor Department reported that 180,000 new non-farm jobs were created in March, with the unemployment rate dipping to a four-month low of 4.4%.

   Every report was greeted with intense speculation about how it would affect the Fed's decision on interest rates, and the markets reacted accordingly. As we see it, the economy is all right, aside from the cooling of the housing market. We like the current market and believe it will be relatively stable this year.

   Despite the volatile stock market and the sobering economic reports, mergers and acquisitions hit a new record high. The volume of U.S. deals soared 32% in the first quarter from a year ago, to $439 billion, according to Thomson Financial. Worldwide, the first quarter surged 27% to $1.1 trillion. The expansion in mergers and acquisitions is one reason we like this market.

   There is a tremendous amount of money out there and acquisitions have been rampant. Some recent deals have hit records, with prices of up to $40 billion. While we previously mentioned the large amount of debt, that does not apply to corporations, where debt is down and cash is up. As we have pointed out in previous reports, companies loaded with cash have several alternatives: One, they can invest in plant and equipment, which they have been slow to do, and that would be bullish. Two, they can increase their dividends, which is bullish. Three, they can buy back their stock, which is bullish. Four, they can buy another company, which is bullish -- or five, they can hold their cash, making themselves a takeover target, which is also bullish. While at some point these takeovers can go over the top, we don't think we have hit that point yet.

   Reflecting heavy share buybacks and the buyout bids, the supply of stock has been shrinking, which is another market plus. The Fed reported that a net $548 billion of stock was removed from the market last year. This marked a record high, topping the previous peak of $295 billion in 2005. In 2006, the companies in the S&P 500 alone bought back $432 billion of their own shares.

   There was also no sign of a slowdown in initial public offerings (IPOs). The first quarter of 2007 saw 48 IPOs with a value totaling $9.8 billion, slightly above the $9.7 billion in the first three months of last year, according to Dealogic. While the IPOs do take some money out of the market, we are not seeing the high level of low-quality offerings that occurred in the 1990s. We are not at a critical stage in this area yet.

   Following a record of 14 consecutive quarters of double-digit increases, analysts expect the companies in the S&P 500 to show a gain of only 3.3% in operating earnings for the first quarter of 2007, according to Thomson Financial. Earlier, analysts had forecast an 8.7% rise for the quarter. The 3.3% figure would be the smallest quarterly increase since 2002. Thomson's own projection for the quarter is 6.7% growth, more than double the predictions.

   It does seem that earnings are trending lower. That goes along with the slowing economy. However, some studies indicate that the market has actually had mixed results when earnings are declining. While these figures are not necessarily bullish, they are not necessarily bearish, either.

   Indicating the market's turbulence, margin debt and short selling each reached new heights during the fourth quarter of 2006. After climbing 24.2% last year, margin debt on the New York Stock Exchange set successive records in January and February, gaining 7.4% for the first two months of 2007. Meanwhile, short selling for the month ended March 15 rose 9.5% from mid-February to a record high. Margin debt tends to rise during a bull market and we have had a bull market for several years. While there is some risk in high levels of margin debt, we don't believe the current figure indicates a problem. As for short selling, that is extremely bullish. It means that most people are pessimistic about the market and that is usually a plus. Also, it means that the short shares have to be bought back at some point, which boosts underlying demand.

   At the end of the first quarter, companies in the S&P 500 were trading at
15.2 times operating earnings, according to Datastream. This figure is in line with the long-term average. It compares with 18.2 times earnings both at the year end and on March 31, 2006. These valuations look about normal to us. We don't think the market is cheap, but we don't believe it is expensive, either.

   Market advisors at the end of the quarter were less optimistic than at the start of the year, but bulls were still nearly double the number of bears. Investors Intelligence reported 48.4% bulls and 27.5% bears on March 31. This compares with 56.5% bulls and 19.6% bears at the year end and 46.7% bulls and 28.2% bears on March 31, 2006. As with valuations, these figures look neutral to us. We normally have more bulls than bears. These numbers are not bullish, and we do not believe they point to an overheated market.

   At this writing, our sentiment indicators are very positive. That sell-off in late winter really shook up investors, and a fair amount of pessimism prevails. Our monetary indicators are neutral, but have backed up a bit recently. The interest rate picture is relatively neutral, but the tape itself is pretty positive. The breadth of the market has been very good, with a lot of stocks hitting new highs. With all the aforementioned cash companies are holding onto, the market appears to be in pretty good shape. Consequently, our investment posture in equities is bullish.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   In accordance with the Fund's investment policy, all our bonds are U.S. Government Agency obligations. The bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   The Fund's leading equity sectors on March 31, 2007 included financials, information technology, consumer discretionary, health care, and consumer staples. All of the above were in our previous listing, but several of the allocations were revised. During the quarter, we added to our positions in industrials and consumer discretionary, and trimmed our holdings in financials and consumer staples.

   As of March 31, 2007, our top individual positions included Altria Group, AT&T, Deutsche Bank, Dow Chemical, Kimberly Clark, Morgan Stanley, NASDAQ 100 Trust, Newell Rubbermaid, Verizon, and Wachovia. Although AT&T, Newell Rubbermaid and NASDAQ 100 Trust are new to this listing, there were no changes in the number of shares held.

   No longer among our leading positions are Allstate, where there was no change in shares held; Bristol-Myers, where we trimmed our holdings; and Huntington Bancshares, which we eliminated from our portfolio.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

The preceding information is the opinion of the portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Basis Point (bp): One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

The Zweig Total Return Fund Composite Index: A composite index consisting of 62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index.

Consumer Price Index (CPI): Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Lehman Brothers Government Bond Index: Measures U.S. Treasury and Agency securities with a remaining maturity of one year or more. The index is calculated on a total return basis.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Short Interest: The total number of shares of a security that have been sold short by customers and securities firms that have not been repurchased to settle short positions in the market.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                          THE ZWEIG TOTAL RETURN FUND

                            SCHEDULE OF INVESTMENTS

                                March 31, 2007
                                  (Unaudited)

                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES                      54.29%
  U.S. TREASURY BONDS -- 32.51%
     U.S. Treasury Bond 9.25%, 2/15/16/(d)/............    $ 20,000   $ 26,617,180
     U.S. Treasury Bond 7.50%, 11/15/16/(d)/...........      20,000     24,305,460
     U.S. Treasury Bond 8.75%, 5/15/17/(d)/............      22,000     29,082,966
     U.S. Treasury Bond 8.875%, 2/15/19/(d)/...........      15,000     20,496,090
     U.S. Treasury Bond 6.375%, 8/15/27/(d)/...........      11,500     13,620,312
     U.S. Treasury Bond 6.125%, 11/15/27/(d)/..........      17,500     20,204,293
     U.S. Treasury Bond 4.50%, 2/15/36/(d)/............      20,000     18,856,240
                                                                      ------------
                                                                       153,182,541
                                                                      ------------
  U.S. TREASURY NOTES -- 21.78%
     U.S. Treasury Inflation Indexed Note 1.625%,
       1/15/15/(d)(g)/.................................      27,000     27,471,830
     U.S. Treasury Note 3.00%, 2/15/08/(d)/............      38,000     37,372,129
     U.S. Treasury Note 4.00%, 11/15/12/(d)/...........      18,500     18,014,375
     U.S. Treasury Note 4.50%, 2/15/16/(d)/............      20,000     19,796,880
                                                                      ------------
                                                                       102,655,214
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $256,492,295)......................................         255,837,755
                                                                      ------------
  AGENCY NON-MORTGAGE BACKED SECURITIES --
    5.52%
     FNMA 3.15%, 5/28/08...............................      26,570     26,022,366
                                                                      ------------
         Total Agency Non-Mortgage Backed
           Securities (Identified Cost $26,601,210)...........          26,022,366
                                                                      ------------

                                                           Number of
                                                            Shares
                                                           ---------
  DOMESTIC COMMON STOCKS                          31.94%
  CONSUMER DISCRETIONARY -- 3.36%
     Abercrombie & Fitch Co./(d)/......................      31,000      2,346,080
     Ford Motor Corp./(d)/.............................     399,000      3,148,110
     McDonald's Corp...................................      74,000      3,333,700
     Newell Rubbermaid, Inc./(d)/......................     123,000      3,824,070
     Nike, Inc. Class B................................      30,000      3,187,800
                                                                      ------------
                                                                        15,839,760
                                                                      ------------

                     See notes to schedule of investments

                                                     Number of
                                                      Shares      Value
                                                     --------- -----------
      CONSUMER STAPLES -- 3.57%
         Altria Group, Inc..........................   45,000  $ 3,951,450
         Costco Wholesale Corp./(d)/................   49,000    2,638,160
         Kimberly-Clark Corp./(d)/..................   64,000    4,383,360
         PepsiCo, Inc...............................   44,000    2,796,640
         Procter & Gamble Co........................   48,000    3,031,680
                                                               -----------
                                                                16,801,290
                                                               -----------
      ENERGY -- 2.20%
         ConocoPhillips/(d)/........................   49,000    3,349,150
         Halliburton Co./(d) /......................   69,000    2,190,060
         Occidental Petroleum Corp..................   40,000    1,972,400
         Valero Energy Corp./(d)/...................   44,000    2,837,560
                                                               -----------
                                                                10,349,170
                                                               -----------
      FINANCIALS -- 8.07%
         Allstate Corp..............................   62,000    3,723,720
         American International Group, Inc./(d)/....   34,000    2,285,480
         Bank of America Corp.......................   61,000    3,112,220
         Goldman Sachs Group, Inc./(d)/.............   17,000    3,512,710
         JPMorgan Chase & Co........................   65,000    3,144,700
         Merrill Lynch & Co., Inc./(d)/.............   38,000    3,103,460
         Morgan Stanley/(d)/........................   49,000    3,859,240
         NASDAQ Stock Market, Inc./(b)(d)/..........   76,000    2,235,160
         PNC Financial Services Group, Inc..........   48,000    3,454,560
         Reinsurance Group of America, Inc./(d)/....   41,000    2,366,520
         Wachovia Corp..............................   69,000    3,798,450
         Wells Fargo & Co...........................  100,000    3,443,000
                                                               -----------
                                                                38,039,220
                                                               -----------
      HEALTH CARE -- 3.84%
         Amgen, Inc./(b)/...........................   36,000    2,011,680
         Bristol-Myers Squibb Co....................  122,000    3,386,720
         Gilead Sciences, Inc./(b)/.................   40,000    3,060,000
         Merck & Co., Inc...........................   82,000    3,621,940
         Pfizer, Inc................................  135,000    3,410,100
         UnitedHealth Group, Inc....................   49,000    2,595,530
                                                               -----------
                                                                18,085,970
                                                               -----------
      INDUSTRIALS -- 3.18%
         Alaska Air Group, Inc./(b)(d)/.............   54,000    2,057,400
         AMR Corp./(b)(d)/..........................   85,000    2,588,250
         Boeing Co. (The)...........................   32,000    2,845,120
         Continental Airlines, Inc. Class B/(b)(d)/.   68,000    2,474,520

                     See notes to schedule of investments

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   INDUSTRIALS (CONTINUED)
      General Electric Co..............................      90,000   $  3,182,400
      L-3 Communications Holdings, Inc.................      21,000      1,836,870
                                                                      ------------
                                                                        14,984,560
                                                                      ------------
   INFORMATION TECHNOLOGY -- 4.41%
      Cisco Systems, Inc./(b)/.........................      99,000      2,527,470
      EMC Corp./(b)(d)/................................     190,000      2,631,500
      Hewlett-Packard Co...............................      62,000      2,488,680
      International Business Machines Corp.............      30,000      2,827,800
      Microsoft Corp./(d)/.............................     106,000      2,954,220
      National Semiconductor Corp./(d)/................     107,000      2,582,980
      QUALCOMM, Inc....................................      78,000      3,327,480
      RealNetworks, Inc./(b)(d)/.......................     181,000      1,420,850
                                                                      ------------
                                                                        20,760,980
                                                                      ------------
   MATERIALS -- 0.93%
      Dow Chemical Co./(d)/............................      96,000      4,402,560
                                                                      ------------
   TELECOMMUNICATIONS SERVICES -- 2.38%
      AT&T Corp........................................     103,000      4,061,290
      Corning, Inc./(b)(d)/............................     132,000      3,001,680
      Verizon Communications, Inc./(d)/................     110,000      4,171,200
                                                                      ------------
                                                                        11,234,170
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $121,503,304).....................................         150,497,680
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      3.74%
   CONSUMER DISCRETIONARY -- 0.64%
      Honda Motor Co., Ltd. ADR (Japan)................      87,000      3,033,690
                                                                      ------------
   ENERGY -- 0.43%
      Nabors Industries Ltd. (United States)/(b)(d)/...      69,000      2,047,230
                                                                      ------------
   FINANCIALS -- 0.89%
      Deutsche Bank AG (Germany).......................      31,000      4,170,740
                                                                      ------------
   INFORMATION TECHNOLOGY -- 1.78%
      Amdocs Ltd. (United States)/(b)(d)/..............      71,000      2,590,080
      Nokia Oyj ADR (Finland)..........................     143,000      3,277,560
      Seagate Technology (Singapore)...................     109,000      2,539,700
                                                                      ------------
                                                                         8,407,340
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $14,317,174)......................................          17,659,000
                                                                      ------------

                     See notes to schedule of investments

                                                          Number of
                                                           Shares           Value
                                                         -----------  ------------
EXCHANGE TRADED FUNDS -- 0.96%
   iShares MSCI Japan Index Fund.....................         50,000  $    728,500
   NASDAQ-100 Shares/(b)(d)/.........................         87,000     3,787,110
                                                                      ------------
       Total Exchange Traded Funds (Identified Cost $3,982,051)          4,515,610
                                                                      ------------
       Total Long Term Investments -- 96.45% (Identified Cost
         $422,896,034)........................................         454,532,411
                                                                      ------------
SHORT-TERM INVESTMENTS                          15.30%
MONEY MARKET MUTUAL FUNDS -- 12.41%
   State Street Navigator Prime Plus (5.33% seven
     day effective yield)/(e)/ (Identified Cost
     $58,505,924)....................................     58,505,924    58,505,924
                                                                      ------------

                                                             Par
                                                           (000's)
                                                         -----------
COMMERCIAL PAPER/(f)/ -- 2.89%
   Govco, Inc. 5.40%, 4/2/07.........................    $    13,600    13,597,960
                                                                      ------------
       Total Commercial Paper (Identified Cost $13,597,960)...          13,597,960
                                                                      ------------
       Total Short-Term Investments (Identified Cost
         $72,103,884).........................................          72,103,884
                                                                      ------------
       Total Investments (Identified Cost $494,999,918) --
         111.75%..............................................         526,636,295/(a)/
       Other Assets Less Liabilities -- (11.75)%..............         (55,381,630)
                                                                      ------------
       Net Assets -- 100.00%..................................        $471,254,665
                                                                      ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $35,411,887 and gross depreciation of $7,250,731 for federal tax purposes. At March 31, 2007, the aggregate cost of securities for federal income tax purposes was $498,475,136.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 1D "Foreign security country determination" in the Notes to Schedule of Investments.
 (d) All or a portion of security is on loan.
 (e) Represents security purchased with cash collateral for securities on loan.
 (f) The rate shown is the discount rate.
 (g) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

                     See notes to schedule of investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2007
                                  (Unaudited)

                                                                                     Net Asset Value
                                                              Total Net Assets          per share
                                                         --------------------------  --------------
Beginning of period: December 31, 2006..................               $476,845,562          $ 5.11
   Net investment income................................ $  2,817,944                $ 0.03
   Net realized and unrealized gain on investments......    2,362,092                  0.03
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains *....................................  (11,951,808)                (0.13)
   Tax return of capital................................           --                    --
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................    1,180,875                    --
                                                         ------------                ------
   Net increase (decrease) in net assets/net asset
     value..............................................                 (5,590,897)          (0.07)
                                                                       ------------          ------
End of period: March 31, 2007...........................               $471,254,665          $ 5.04
                                                                       ============          ======


--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2007, we estimate that 57% of distributions represent return of capital and 43% represent excess gain distributions which are taxable as ordinary income.

                     See notes to schedule of investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       NOTES TO SCHEDULES OF INVESTMENTS

                                March 31, 2007
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Zweig Total Return Fund, Inc. (the "Fund") in the preparation of the Schedule of Investments. The preparation of the Schedules of Investments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedules of Investments. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date.

  D. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  E. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 102% for domestic securities and 105% for foreign securities of the market value of loaned securities. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 4 -- SUBSEQUENT EVENT

   On April 19, 2007, the Fund announced that its registration statement for its rights offering has been declared effective by the U.S. Securities and Exchange Commission. The Fund will issue to shareholders non-transferable rights entitling them to acquire one share of common stock for each five shares held, up to an aggregate of 18,720,000 shares of common stock of the Fund. The Fund may increase the number of shares of common stock subject to subscription by up to 25% of the shares, or up to an additional 4,680,000 shares of common stock, for an aggregate total of 23,400,000 shares. Shareholders of record will receive one right for each outstanding share owned on the record date, April 23, 2007. If a record date shareholder's total ownership is fewer than five shares, such shareholder may subscribe for one share.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2006, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.